Warrants	12 Months Ended
Dec. 31, 2012
Warrants
(9)	Warrants

(a) Warrant to Purchase Common Stock

On September 27, 2007, the Company granted ORIX a warrant for 75,000 shares of Common Stock at a purchase price of $8.20 per share in connection with a debt facility that was repaid in December 2009.

On October 29, 2012, the Company issued and sold 42,834 shares of Common Stock to ORIX pursuant to the cashless net exercise of ORIX’s warrant. The number of shares issued upon the net exercise of the warrant was reduced by 32,166 shares to effect the net exercise of the warrant in accordance with its terms.

(b) Lender Warrant

On May 23, 2005, the Company entered into a Senior Loan and Security Agreement with Hercules (the “Hercules Debt”). On September 27, 2007, the Company repaid the loan to Hercules. In connection with the Hercules Debt financing, the Company granted Hercules a warrant to purchase 423,529 shares of Series C Redeemable Preferred Stock at a purchase price of $4.25 per share. The warrant is exercisable, in whole or in part, for a period ending November 2013. Upon the automatic conversion of the Company’s preferred stock into common stock in connection with the closing of the Company’s IPO on May 15, 2012, the Lender Warrant became exercisable for 211,764 shares of common stock at a purchase price of $8.50 per share. The Company performed the final re-measurement of the Lender Warrant at the closing date and the Lender Warrant was then reclassified from liability to equity. As the warrant is no longer exercisable into shares of redeemable preferred stock but into shares of common stock which is non-redeemable, the Company will no longer record any mark-to-market changes in the fair value of the warrant in the statements of operations. The Company recorded a mark-to-market loss of $0.4 million for the year ended December 31, 2010 and a mark-to-market gain of $0.4 million for the year ended December 31, 2011. At the closing date of the IPO in 2012, the Company recorded a mark-to-market gain of $0.4 million. The fair value of the Lender Warrant at the final re-measurement date was approximately $0.7 million. The warrant does not entitle the holder to any voting rights or other rights as a stockholder of the Company prior to exercise.

(c) Investor Warrants

On December 28, 2009, in connection with the Company entering into certain convertible note agreements with several existing Preferred Stockholders, the Company granted to the instrument holders warrants, or Investor Warrants, to purchase Series E Preferred Stock (later amended to Series E-1 Preferred Stock).

Upon the automatic conversion of the Company’s preferred stock into common stock in connection with the closing of the Company’s IPO on May 15, 2012, the Investor Warrants became exercisable for 4,366,803 shares of common stock.

In November 2012, the Company issued common shares, net of shares withheld, in connection with the exercise of the Investor Warrants by certain stockholders. The common shares were issued at an exercise price of $4.58 per share. Following this exercise, there are remaining warrants held by stockholders to acquire 472,736 of common shares. The following table summarizes the warrant activity related to the Investor Warrants during 2012:

Date	Exercise Price per Share	Warrants Exercised	Shares Withheld	Total Shares Issued	Proceeds Received
	(Dollars in thousands, except per share data)
October 12, 2012*	$4.58	369,879	—	369,879	$1,694
October 25, 2012	$4.58	10,057	—	10,057	$46
November 14, 2012**	$4.58	3,514,131	(854,512)	2,659,619	$—

*	The October 12, 2012 warrant exercise was made in connection with our follow-on public offering (See Note 1).

**	The warrant was net exercised at a fair market value of $18.84 per share, resulting in the Company withholding 854,512 shares to settle the exercise price owed by exercising stockholders.